Formation of the Company and initial public offering (IPO)	12 Months Ended
Mar. 31, 2018
Disclosure Of Formation Of The Company And Initial Public Offering [Abstract]
Formation of the Company and initial public offering (IPO)
2.	Formation of the Company and initial public offering (IPO)

ANFI was formed to act as holding company of the Group and to make an initial public offering of its shares in the United States of America (“USA”). On October 15, 2012 ANFI completed its IPO in the USA of 9,000,000 ordinary shares of face value of $0.001 at a premium of $9.999 per share. The Company incurred a total cost of $9.1 million towards share issue and listing of shares. Share issue expenses attributable to raising of new equity amounting to $7.3 million had been reduced from equity and other expenses amounting to $1.8 million were recorded in the consolidated statement of profit or loss during the year ended March 31, 2013.

Immediately thereafter, the Company through its wholly owned subsidiary, Amira Nature Foods Ltd, Mauritius (“ANFI Mauritius”), subscribed for 53,102,500 equity shares of Amira Pure Foods Private Limited (“APFPL”), incorporated in India representing approximately 80.4% of its outstanding shares on October 16, 2012, pursuant to a subscription agreement dated September 27, 2012, as amended subsequently through an amendment agreement dated October 10, 2012 for $77,000,100. The balance of 19.6% in APFPL represents Non-controlling interest (“NCI”) held by Mr. Karan A. Chanana, Chairman and Chief Executive Officer ANFI, and his affiliates.

ANFI and APFPL were under common control of Mr. Karan A Chanana, the controlling shareholder, and accordingly this combination was accounted for using the “Pooling of interest method”. The assets and liabilities of the entities have been recorded at their carrying amount and previous periods as applicable have been retrospectively adjusted.